Exhibit 13.02

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Genetic Technologies Limited (the “Company”) on Form 20-F for the fiscal year ended June 30, 2007, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas G. Howitt, Chief Financial Officer, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(i)            the Report fully complies with the requirements of Section 13(a) or 15(d) of the U.S. Securities Exchagnge Act of 1934; and

(ii)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Name:     Thomas G. Howitt

Title:       Chief Financial Officer

December 18, 2007

A signed original of this written statement required by Section 906 has been provided to Genetic Technologies Limited and will be retained by Genetic Technologies Limited and furnished to the Securities and Exchange Commission or its staff upon request.